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                    U.S. Securities and Exchange Commission

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934


       Date of Report (Date of earliest event reported): November 6,1996
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                             Metro Global Media, Inc.
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             (Exact name of registrant as specified in its charter)


       Florida                        0-21634                 65-0025871
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 State or other jurisdiction          (Commission             (IRS Employer
     of incorporation                 File Number)           Identification No.)


      One Metro Park Drive, Cranston, Rhode Island            02910
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:(401) 942-7876

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On November 6, 1996 Kenneth F. Guarino, the Company's President, indicated that due to personal reasons he will step down as President of the Company effective immediately. A. Daniel Geribo, who has served as a Director of the Company since October 1995, will become President of the Company. Mr. Geribo has served, since November 1994, and will continue to serve as President of Capital Video Corporation, which operates a chain of retail video stores in the New England and upstate New York area. From September 1993 to
November 1994, Mr. Geribo served as General Manager of Capital Video Corporation, and from January 1983 to May 1993, Mr. Geribo served as President of Unfinished Furniture House, Inc., a chain of retail furniture stores. Mr. Geribo holds a B.S. in Finance from Northeastern University and a MBA from Babson College. Mr. Geribo is 53 years old.

     Effective November 7, 1996, the Company merged into Metro Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Metro Delaware"), pursuant to the Agreement and Plan of Merger between the Company and Metro Delaware (the "Merger"). Concurrent with the Merger, Metro Delaware
changed its name to Metro Global Media, Inc.   The Merger was approved by a
majority of the shareholders of the Company at the Annual Meeting of Shareholders held October 31, 1996.

     As a result of the Merger, the Certificate of Incorporation and Bylaws of the Metro Delaware will be the Articles of Incorporation and Bylaws, respectively, of the Company. Copies of the Agreement and Plan of Merger and the Certificate of Incorporation and Bylaws of Metro Delaware are attached hereto as Exhibits 2.01, 3.01 and 3.02, respectively.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

                not applicable

     (b)  Pro forma financial information

                not applicable

     (c)  Exhibits

          Number           Description

     *     2.01            Agreement and Plan of Merger by and
                           between Metro Global Media, Inc. and
                           Metro Sub, Inc.

     *     3.01            Certificate of Incorporation of Metro
                           Sub, Inc.

     *     3.02            Bylaws of Metro Sub, Inc.

* filed herewith

Item 8.  Change in Fiscal Year

     To facilitate the business operations of the Company by reducing accounting distractions, commencing with the fiscal year ended May 31, 1997, the Company will adopt the so-called 4-4-5 fiscal year, with all months ending on a Saturday. Quarterly reports on Form 10-QSB for the balance of the 1997 fiscal year will be filed for the periods ended November 30, 1996 and March 1, 1997.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                              METRO GLOBAL MEDIA, INC.


November 7, 1996              By: /s/ T. James Blair
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                                 T. James Blair, Treasurer